                                  EXHIBIT 4.31

LAND TITLE ACT
FORM C
(Section 219.81)

Province of
British Columbia

GENERAL INSTRUMENT - PART 1                                    Page 1 of 3 pages
                     (This area for Land Title Office Use)

1. APPLICATION: (Name, address, phone number and signature of applicant, applicant's solicitor or agent)

         BULL, HOUSSER & TUPPER, Barristers & Solicitors, 3000 - 1055 West Georgia Street, Vancouver, British Columbia, V6E 3R3 687-6575

         Per: ____________________________________________

2.       PARCEL IDENTIFIER(S) AND LEGAL DESCRIPTION(S) OF LAND:*
         (PID) (LEGAL DESCRIPTION)

         SEE SCHEDULE

3.       NATURE OF INTEREST:*

DESCRIPTION                   DOCUMENT REFERENCE        PERSON ENTITLED TO INTEREST
                              (page and paragraph)
Full Discharge of Mortgage    N/A                       Registered Owner
No. BN242087                                            (Transferee)

4. TERMS: Part 2 of this instrument consists of (select one only):

(a)  Filed Standard Charge Terms      [ ] D.F. Number:

(b)  Express Charge Terms             [ ] Annexed as Part 2

(c)  Release                          [X] There is no Part 2 of this instrument

A selection of (a) includes any additional or modified terms referred to in Item 7 or in a schedule annexed to this instrument. If (c) is selected, the charge described in Item 3 is released or discharged as a charge on the land described in Item 2.

5.       TRANSFEROR(S):*

         JAMES EDWARD HARGRAVES DARBY

6.       TRANSFEREE(S): (including postal address(es) and postal code(s))*

         REGISTERED OWNER

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GENERAL INSTRUMENT - PART 1                                               Page 2


7.       ADDITIONAL OR MODIFIED TERMS:* N/A

8. EXECUTION(S): This instrument creates, assigns, modifies, enlarges, discharges, or governs the priority of the interest(s) described in Item 3 and the Transferor(s) and every other signatory agree to be bound by this instrument, and acknowledge(s) receipt of a true copy of the filed standard charge terms, if any.

                                         EXECUTION DATE
             Officer Signature(s)                          Party(ies) Signature(s)
                                        Y       M      D
"Mary Lee Tyson"                       2004     3      2   "James Darby"
-----------------------------------                         -------------
Name:     Mary Lee Tyson                                   James Edward Hargraves Darby
Address:  4225 Luzon Way
          Sarasota FL  34241

A Notary Public in and for
Florida

My appointment
expires 7-11-2004

OFFICER CERTIFICATION:

Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act, R.S.B.C. 1979, c. 116, to take affidavits for use in British Columbia and certifies the matters set out in
Part 5 of the Land Title Act as they pertain to the execution of this instrument.

*If space insufficient, enter "SEE SCHEDULE" and attach schedule in Form E.

LAND TITLE ACT
FORM E

SCHEDULE                                                                  Page 3

Enter the required information in the same order as the information must appear on the Freehold Transfer Form, Mortgage Form or General Instrument Form.

2. PARCEL IDENTIFIER(S) AND LEGAL DESCRIPTION(S) OF LAND:* (PID) (LEGAL DESCRIPTION)

013-038-362                Lot "A" Section 8 Township 13 New Westminster
                           District Plan 80444, City of Abbotsford

015-918-793                Lot "B" Section 8 Township 13 New Westminster
                           District Plan 85083, City of Abbotsford

009-831-991                Lot 5 Section 8 Township 13 New Westminster District
                           Plan 13540, City of Abbotsford

                                 END OF DOCUMENT